UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 5, 2015


                          Red Giant Entertainment, Inc.
             (Exact name of registrant as specified in its charter)

           Nevada                      000-53310                 98-0471928
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

 614 E. Hwy 50, Suite 235, Clermont, FL                            34711
(Address of principal executive offices)                        (Zip Code)

                                 (877) 904-7334
           (Issuer's telephone/facsimile numbers, including area code)

                                 Not Applicable
          (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See: General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ]  Soliciting  material  pursuant to Rule  14a-12  under the  Exchange  Act
    (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
    Exchange Act (17CFR240.13e-4(c))
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SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

We issued a total of 684,644,254 shares of common stock between August 5, 2015 and August 24, 2015 pursuant to notices of conversion and notice of cashless warrant exercise delivered directly to our stock transfer agent by the holders of our debt instruments as follows:

On August 5, 2015, we issued 86,755,533 shares to JMJ Financial to convert $13,013.33 of the principal and interest owed under the $335,000 Convertible Promissory Note dated as of June 13, 2013 filed as Exhibit 4.13 to our Amended Annual Report on Form 10-K filed on February 20, 2014. The issuance was made pursuant to an August 3, 2015 notices of conversion.

On August 8, 2015, we issued 82,420,727 shares to LG Capital Funding, LLC to convert $13,599.42 of the principal and interest owed under a $50,000 Convertible Promissory Note dated as of May 30, 2014 filed as an Exhibit to our Current Report on Form 8-K filed on July 11, 2014. The issuance was made pursuant to an August 5, 2015 notice of conversion.

On August 10, 2015, we issued 156,580,151 shares to JSJ Investments to convert $24,896.24 of the principal and interest owed under the $100,000 Convertible Promissory Note dated as of July 25, 2014 filed as Exhibit 4.1 to our Current Report on Form 8-K filed on August 1, 2014. The issuance was made pursuant to an August 3, 2015 notice of conversion.

On August 13, 2015, we issued 202,307,692 shares to Typenex Co-Investment, LLC upon its cashless exercise of a warrant using 5,000,000 shares of our common stock as payment. The warrant is dated June 21, 2013 and is filed as Exhibit
99.3 to our Current Report on Form 8-K filed on January 27, 2014. The issuance was made pursuant to an August 2015 notice of exercise of warrant.

On August 24, 2015, we issued 156,580,151 shares to JSJ Investments to convert $16,487.89 of the principal and interest owed under the $100,000 Convertible Promissory Note dated as of July 25, 2014 filed as Exhibit 4.1 to our Current Report on Form 8-K filed on August 1, 2014. The issuance was made pursuant to an August 19, 2015 notice of conversion.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Red Giant Entertainment, Inc.


Dated: October 2, 2015               /s/ Benny R. Powell
                                     -------------------------------------------
                                     By:  Benny R. Powell
                                     Its: Chief Executive Officer, President,
                                          Chief Financial Officer, and Secretary

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